American Funds Insurance Series®

Prospectus Supplement

September 18, 2015

(for Class 1 shares prospectus, Class 2 shares prospectus, Class 3 shares prospectus and Class 4 shares prospectus dated May 1, 2015)

The following is added to the “Investment objectives, strategies and risks” section of the prospectuses under the heading “Cash Management Fund”:

The Board of Trustees of American Funds Insurance Series has approved a proposal to convert the fund from a cash management fund to an ultra-short-term bond fund. In connection with the proposed conversion, the fund’s name would change to Ultra-Short Bond Fund. If the proposed conversion is implemented, the new fund would have the objective of providing investors with current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity. The fund would also cease to be a cash management fund subject to the money market fund requirements set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended. However, the fund nevertheless intends to maintain the same credit quality and maturity requirements currently applicable to it under Rule 2a-7. Following the conversion, the fund would continue to have a floating net asset value per share that fluctuates.

The proposed conversion is subject to shareholder approval. Accordingly, the fund anticipates that in late fall 2015, shareholders of the fund will receive a proxy statement providing further information and requesting their voting instructions on the conversion. If approved by shareholders, the conversion is expected to be completed on or about May 1, 2016.

Keep this supplement with your prospectus.

Lit No. INAFBS-008-0915O CGD/8024-S51535